SUPPLEMENT DATED JUNE 23, 2025 TO THE CURRENT SUMMARY AND STATUTORY PROSPECTUSES
AND STATEMENT OF ADDITIONAL INFORMATION FOR:

Invesco EQV European Equity Fund

(the “Fund”)

Important Notice Regarding Changes in Fund Name, Fees and Investment Strategies

The purpose of this supplement is to provide you notice of changes to the current Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Fund. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and Statement of Additional Information and retain it for future reference.

The Board of Trustees (the “Board”) of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”) approved changes to the name (renaming the Fund “Invesco International Value Fund”), management fees and principal investment strategies, including the removal of the 80% investment policy, of the Fund in connection with repositioning the Fund to an international value fund. Shareholders of the Fund should be aware that, in connection with the Fund’s repositioning, the changes outlined below will be effectuated on June 23, 2025 or on or about August 22, 2025, as applicable.

Due to the repositioning, the Fund may experience a higher than normal portfolio turnover rate, which may result in increased transaction costs and potentially increased capital gain distributions to shareholders.

Effective June 23, 2025:

1.	The following information replaces in its entirety the table appearing under the heading “Management of the Fund” in the Summary and Statutory Prospectuses:

Investment Adviser: Invesco Advisers, Inc. (Invesco or the Adviser)

Investment Sub-Adviser: Invesco Asset Management Limited (Invesco Asset Management or the Sub-Adviser)

Portfolio Managers	Title	Length of Service on the Fund
Zachary Sacks	Portfolio Manager	2025
Steve Smith	Portfolio Manager	2025

2.	The following information will replace in its entirety the information appearing under the heading “Fund Management – The Adviser(s) – Sub-Advisers” in the Statutory Prospectus:

Invesco Asset Management Limited (Invesco Asset Management) serves as the Fund’s investment sub-adviser. Invesco Asset Management, an affiliate of the Adviser, is located at Perpetual Park, Perpetual Park Drive, Henley-on-Thames, Oxfordshire, RG9 1HH, United Kingdom. Invesco Asset Management has been managing assets on behalf of consumers, institutional clients and institutional professionals through a broad product range, including investment companies with variable capital, investment trusts, individual savings accounts, pension funds, offshore funds and other specialist mandates since 1969, the year Invesco Asset Management was incorporated. Invesco Asset Management provides portfolio management services to the Fund.

In addition, Invesco has entered into one or more Sub-Advisory Agreements with certain affiliates to serve as sub-advisers to the Fund (the Sub-Advisers). Invesco may appoint the Sub-Advisers from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Fund. The Sub-Advisers and the Sub-Advisory Agreements are described in the SAI

3.	The following information replaces in its entirety the information appearing under the heading “Fund Management – Portfolio Managers” in the Statutory Prospectus:

Investment management decisions for the Fund are made by the investment management teams at Invesco and Invesco Asset Management.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

■ Zachary Sacks, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco and/or its affiliates since 2016.

■ Steve Smith, Portfolio Manager, who has been responsible for the Fund since 2025 and has been associated with Invesco Asset Management and/or its affiliates since 2015.

More information on the portfolio managers may be found at www.invesco.com/us. The website is not part of this prospectus.

The Fund's SAI provides additional information about the portfolio managers’ investments in the Fund, a description of the compensation structure and information regarding other accounts managed.

4.	Borge Endresen, Mark McDonnell and Richard Nield will no longer serve as Portfolio Managers of the Fund. All references to Messrs. Endresen, McDonnell and Nield are hereby removed from the Fund’s Summary and Statutory Prospectuses and SAI.

Effective on or about August 22, 2025:

1.	The Fund will be renamed “Invesco International Value Fund.”

2.	The Fund will no longer have a non-fundamental investment policy to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of European issuers, and in derivatives and other instruments that have economic characteristics similar to such securities.

3.	The following or similar information regarding the Fund’s new principal investment strategies will replace in its entirety similar information appearing in the sections of the Fund’s Summary and Statutory Prospectuses that discuss the Fund’s strategies:

The Fund seeks to achieve its investment objective by investing in equity securities of companies throughout the world, including the United States, that the portfolio managers consider to be undervalued. The Fund may invest up to 100% of its assets in securities of foreign issuers. Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. Under normal circumstances, the Fund will invest a percentage of its net assets in investments that are economically tied to countries other than the U.S. in an amount equal to at least the lesser of (a) 40%, unless market conditions are not deemed favorable, in which case, at least 30%, or (b) the percentage of foreign issuers represented in the MSCI ACWI Index minus 10%. The Fund may invest in emerging markets (i.e., those that are generally in the early stages of their industrial cycles) as well as in developed markets throughout the world. From time to time the Fund may place greater emphasis on investing in one or more particular regions such as Europe or Asia.

The Fund invests primarily in equity securities and depositary receipts. The principal type of equity security in which the Fund invests is common stock. A depositary receipt is generally issued by a bank or other financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

The Fund invests primarily in the securities of large-capitalization issuers, however the Fund may also invest in the securities of small- and mid-capitalization issuers.

The Fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts.

A forward foreign currency contract is an agreement between parties to exchange a specified amount of currency at a specified future time at a specified rate. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated.

A futures contract is a standardized agreement between two parties to buy or sell a specified quantity of an underlying asset at a specified price at a specified future time. The value of the futures contract tends to increase and decrease in tandem with the value of the underlying asset. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled by purchasing an offsetting contract, physically delivering the underlying asset on the settlement date or paying a cash settlement amount on the settlement date. The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.

The Fund emphasizes a value style of investing. The portfolio managers’ strategy primarily focuses on identifying and investing in equity securities of issuers that are trading at an appreciable discount to their estimated intrinsic values. The portfolio managers seek to take advantage of short-term dislocations in the market, particularly when change is mispriced, by taking a long-term approach and investing in high-quality companies that they believe offer the potential to generate superior total returns through price appreciation and income. The portfolio management team defines high-quality companies as those which have demonstrated higher returns on capital employed than peers over time. In order to ensure that these companies remain durably high-quality, the team assesses a company’s strategic direction, particularly how executive management teams and boards plan to develop their companies and generate value for all stakeholders.

In selecting investments for the Fund, the portfolio managers look for companies that they believe (i) possess sustainable competitive advantages; (ii) have high relative market shares; (iii) have financial strength relative to peers; and (iv) have proven management teams that are strong capital allocators and efficient operators. The portfolio managers utilize a fundamental, bottom-up approach to stock selection and seek to derive the estimates of the intrinsic values of companies on an individual basis.

The Fund’s portfolio managers will consider selling a security under the following conditions: (1) the original investment thesis for the company is no longer valid; (2) loss of confidence in management; (3) the security is trading at or near the portfolio managers’ estimate of its intrinsic value, or (4) a more compelling investment opportunity is identified.

4.	The sections of the Fund’s Summary and Statutory Prospectuses that discuss the Fund’s risks will be updated to remove “Growth Investing Risk” and to include additional risks that correspond with changes to the Fund’s principal investment strategies, including, but not limited to, value investing risk and risks associated with investing in broader geographic regions.

5.	The MSCI ACWI ex USA Index will become the Fund’s broad-based securities market benchmark and the MSCI ACWI ex USA Value Index will become the Fund’s style-specific benchmark.

6.	The contractual management fee for the Fund will be lowered to 0.85% of the Fund’s average daily net assets for the first $250 million in assets; 0.825% of the Fund’s average daily net assets for the next $250 million in assets; 0.785% of the Fund’s average daily net assets for the next $500 million in assets; and 0.76% of the Fund’s average daily net assets over $1 billion in assets.

7.	The Fund’s expense limits will be lowered to 1.11%, 1.86%, 1.36%, 0.86%, 1.11% and 0.86%, for Class A, Class C, Class R, Class Y, Investor Class and Class R6 shares, respectively, pursuant to a new contractual fee waiver agreement with Invesco Advisers, Inc.

A revised Summary Prospectus, Statutory Prospectus and SAI that reflect these changes will be available once the repositioning is effective.

EGR-SUMSTATSAI-SUP 062325